SUPPLEMENT TO THE PROSPECTUS AND STATEMENT OF ADDITIONAL INFORMATION DATED
                 APRIL 29, 2004, AS PREVIOUSLY SUPPLEMENTED ON
                    SEPTEMBER 13, 2004 AND DECEMBER 29, 2004

GAM Pacific Basin Fund
------------------------

Effective April 18, 2005, the Board of Directors of GAM Funds, Inc. (the "Company") has approved a change in the investment policies and strategies of GAM Pacific Basin Fund in connection with a change in the name of the Fund to GAM Asia-Pacific Equity. Effective on that date, the name of the fund will be changed to GAM Asia-Pacific Equity and the investment policies and strategies of the fund will be as described in the following changes to the Prospectus of the Company with respect to the fund, dated April 29, 2004, as previously supplemented on September 13, 2004 and December 29, 2004 (the "Prospectus"). Accordingly, all references to the GAM Pacific Basin Fund throughout the Prospectus and Statement of Additional Information should be changed to refer to: GAM Asia-Pacific Equity.

On page 15 of the Prospectus, under "Principal Investment Strategy," paragraph 1 should be deleted in its entirety and replaced with:

"Under normal circumstances, the Fund invests at least 80% of its assets in equity investments that are economically tied to the Asia-Pacific Region. A company will be considered economically tied to the Asia-Pacific Region if (i) at least 50% of the company's assets are located in the Asia-Pacific Region or at least 50% of its total revenues are derived from goods or services produced in the Asia-Pacific Region or sales made in the Asia-Pacific Region; (ii) the principal trading market for the company's securities is in the Asia-Pacific Region; or (iii) the company is incorporated under the laws of a country in the Asia-Pacific Region. The Asia-Pacific Region includes Japan, Hong Kong, Singapore, Malaysia, Thailand, Vietnam, Indonesia, the Philippines, South Korea, the People's Republic of China, Taiwan, India, Pakistan, Australia and New Zealand."

On page 15 of the Prospectus, under "Principal Investment Strategy," paragraph 5 should be deleted in its entirety and replaced with:

"The Fund, for temporary defensive purposes, may invest in short-term bonds of foreign and U.S. companies, foreign governments, the U.S. government and its agencies and instrumentalities as well as money market instruments denominated in U.S. dollars or a foreign currency. Should the Fund take a temporary defensive position, it may not achieve its investment objectives. At no point will more than 20% of the Fund's portfolio be held in cash or cash equivalents, except when the Fund is taking temporary defensive measures."

GAM Europe Fund
---------------

Effective April 18, 2005, the Board of Directors of the Company has approved a change in the investment policies and strategies of GAM Europe Fund. Effective on that date, the name of the fund will be changed to GAM European Equity and the investment policies and strategies of the fund will be as described in the following changes to the Prospectus. Accordingly, all references to the GAM Europe Fund throughout the Prospectus and Statement of Additional Information should be changed to refer to: GAM European Equity.

On page 26 of the Prospectus, under "Principal Investment Strategy," paragraph 1 should be deleted in its entirety and replaced with:

"Under normal circumstances, the Fund invests at least 80% of its assets in equity investments that are economically tied to the countries of Europe. A company will be considered economically tied to Europe if (i) at least 50% of the company's assets are located in Europe or at least 50% of its total revenues are derived from goods or services produced in Europe or sales made in Europe;
(ii) the principal trading market for the company's  securities is in Europe; or
(iii) the company is incorporated under the laws of a European country. The European countries in which the Fund may invest include the United Kingdom, Ireland, France, Germany, the Netherlands, Denmark, Norway, Sweden, Finland, Iceland, Switzerland, Austria, Belgium, Spain, Portugal, Italy, Greece, Hungary, Poland, the Czech Republic and Slovakia."

On page 26 of the Prospectus, under "Principal Investment Strategy," paragraph 5 should be deleted in its entirety and replaced with:

"The Fund, for temporary defensive purposes, may invest in short-term bonds of foreign and U.S. companies, foreign governments, the U.S. government and its agencies and instrumentalities as well as money market instruments denominated in U.S. dollars or a foreign currency. Should the Fund take a temporary defensive position, it may not achieve its investment objectives. At no point will more than 20% of the Fund's portfolio be held in cash or cash equivalents, except when the Fund is taking temporary defensive measures."

GAM American Focus Fund
-----------------------

Effective April 18, 2005, the Board of Directors of the Company has approved a change in the investment policies and strategies of GAM American Focus Fund. Effective on that date, the name of the fund will be changed to GAM American Focus Equity and the investment policies and strategies of the fund will be as described in the following changes to the Prospectus. Accordingly, all references to the GAM American Focus Fund throughout the Prospectus and Statement of Additional Information should be changed to refer to: GAM American Focus Equity.

On page 32 of the Prospectus, under "Principal Investment Strategy," paragraph 1 should be deleted in its entirety and replaced with:

"Under normal circumstances, the Fund invests at least 80% of its assets in equity investments that are economically tied to the United States. A company will be considered economically tied to a country if (i) at least 50% of the company's assets are located in the country or at least 50% of its total revenues are derived from goods or services produced in the country or sales made in the country; (ii) the principal trading market for the company's securities is in the country; or (iii) the company is incorporated under the laws of the country."

The information contained in this Supplement supersedes any contrary information contained in the Prospectus or Statement of Additional Information and should be read in conjunction with those documents. Please be sure to retain all Supplements with your Prospectus.

Supplement dated: February 15, 2005